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                                                                 Exhibit (10)(f)
                                                                      Exhibit II

                                 AMENDMENT NO. 1
                                     TO THE
                                TRANSMATION, INC.
                  AMENDED AND RESTATED DIRECTORS' WARRANT PLAN

                             EFFECTIVE JUNE 21, 1996
            (SUBJECT TO SUBSEQUENT RATIFICATION BY THE SHAREHOLDERS)


         WHEREAS, Transmation, Inc., an Ohio corporation (the "Company"), has established the Transmation, Inc. Amended and Restated Directors' Warrant Plan (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 12 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective June 21, 1996, as set forth below; provided, however, that if the shareholders of the Company fail to approve and ratify this Amendment at the next Annual Meeting of Shareholders, then this Amendment shall be null and void and of no effect, and any amendments to warrant certificates which are made pursuant to this Amendment shall be automatically cancelled:

               1. A new Section 6(d) is hereby added to Section "6. VESTING." of the Plan, to provide in its entirety as follows (with the remainder of said
Section 6 being unchanged and unaffected by this Amendment and continuing in full force and effect):

                      "(d) ALL WARRANTS. Notwithstanding the foregoing, if and
               to the extent that the Market Value requirements for exercisability set forth in this Section 6 are not satisfied, then the balance of each Warrant heretofore or hereafter granted shall nevertheless become exercisable on the fourth anniversary of the Grant Date of such Warrant."

               2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


         THIS AMENDMENT NO. 1 TO THE TRANSMATION, INC. AMENDED AND RESTATED DIRECTORS' WARRANT PLAN WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JUNE 21, 1996, AND APPROVED AND RATIFIED BY THE SHAREHOLDERS OF THE COMPANY ON AUGUST 20, 1996.

                                           /s/  JOHN A. MISIASZEK
                                           -------------------------------------
                                           A. MISIASZEK, SECRETARY

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